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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               AMENDMENT NUMBER 1
                                       on
                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 20, 1998


                         THERMADYNE HOLDINGS CORPORATION
               (Exact Name of Registrant as Specified in Charter)




           DELAWARE                     0-23378                  74-2482571
  (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)





              101 SOUTH HANLEY ROAD                                 63105
               ST. LOUIS, MISSOURI                                (Zip Code)
     (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (314) 721-5573


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                                EXPLANATORY NOTE

     This Amendment Number 1 on Form 8-K/A of Thermadyne Holdings Corporation, a Delaware corporation (the "Company"), is filed solely for the purpose of filing a corrected version of the Agreement and Plan of Merger, dated as of January 20, 1998, between the Company and Mercury Acquisition Corporation.

     Accordingly, this Amendment Number 1 on Form 8-K/A consists solely of the Form 8-K/A cover page, Item 7 and an exhibit to the Form 8-K/A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibits.
          ---------

      2.1      -    Agreement and Plan of Merger, dated as of January 20, 1998, between Thermadyne Holdings Corporation and Mercury
                    Acquisition Corporation.*

      2.2      -    Voting Agreement, dated January 20, 1998, among Thermadyne
                    Holdings Corporation, Mercury Acquisition Corporation and
                    Fidelity Capital & Income Fund.+

      2.3      -    Voting Agreement, dated January 20, 1998, among Thermadyne
                    Holdings Corporation, Mercury Acquisition Corporation and
                    Magten Asset Management Corp.+

      99.1     -    First Amendment to Rights Agreement, dated January 20, 1998, between Thermadyne Holdings Corporation and BankBoston, N.A.

      99.2     -    Press Release dated January 21, 1998.+

      ------------
      *  -  Filed herewith.

      + - Incorporated by reference to exhibit of same number filed with the Company's Current Report on Form 8-K dated January 20, 1998.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THERMADYNE HOLDINGS
                                          CORPORATION
Date:    February 23, 1998                By: /s/ JAMES H. TATE
                                             -----------------------------------
                                             James H. Tate
                                             Senior Vice President and
                                                    Chief Financial Officer



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                         EXHIBIT INDEX


Exhibits.
---------

2.1      -    Agreement and Plan of Merger, dated as of January 20, 1998, between Thermadyne Holdings Corporation and Mercury
              Acquisition Corporation.*

2.2      -    Voting Agreement, dated January 20, 1998, among Thermadyne
              Holdings Corporation, Mercury Acquisition Corporation and
              Fidelity Capital & Income Fund.+

2.3      -    Voting Agreement, dated January 20, 1998, among Thermadyne
              Holdings Corporation, Mercury Acquisition Corporation and
              Magten Asset Management Corp.+

99.1     -    First Amendment to Rights Agreement, dated January 20, 1998, between Thermadyne Holdings Corporation and BankBoston, N.A.

99.2     -    Press Release dated January 21, 1998.+

------------
*  -  Filed herewith.

+ - Incorporated by reference to exhibit of same number filed with the Company's Current Report on Form 8-K dated January 20, 1998.